Exhibit 99.(a)(1)(B)

Open Solutions Inc.
Letter of Transmittal
Pursuant to the Offer to Purchase for Cash
All of its Outstanding
Senior Subordinated Convertible Notes due 2035

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 22, 2007, UNLESS THE OFFER IS EXTENDED.

The Tender Agent for this Offer is:

D.F. King & Co., Inc.

By Courier, Mail or Hand:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

Facsimile For Eligible Institutions:	(212) 809-8839
To Confirm By Telephone:	(212) 232-2224

Attn: Jevon Ewig

          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

          The Instructions contained herein and in the Offer to Purchase (as defined herein) should be read carefully before this Letter of Transmittal is completed.

          This Letter of Transmittal and instructions hereto (as the same may be supplemented or amended from time to time, the “Letter of Transmittal”) together with the Offer to Purchase dated December 21, 2006 (as the same may be supplemented or amended from time to time, the “Offer to Purchase”), of OPEN SOLUTIONS INC., a Delaware corporation (“Open Solutions”), constitutes the “Offer” with respect to Open Solutions’ Senior Subordinated Convertible Notes due 2035 (the “Notes”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

          This Letter of Transmittal may be used by holders if:

•	certificates representing Notes are to be physically delivered to the Tender Agent herewith by holders; or

•

tender of Notes is to be made by book-entry transfer to the Tender Agent’s account at The Depositary Trust Company, or DTC, pursuant to the procedures set forth in the Offer to Purchase under Section 7, “Procedures for Tendering Notes –– Tender of Notes Held Through DTC,” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes

          Holders who are tendering Notes through DTC’s Automated Tender Offer Program (“ATOP”), for which the offer will be eligible, may use an Agent’s Message (as defined in the Offer to Purchase) in lieu of submitting this Letter of Transmittal.

          Delivery of documents to DTC does not constitute delivery to the Tender Agent.

          The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

          Holders wishing to tender Notes pursuant to the Offer who cannot deliver the certificates for their Notes to the Tender Agent prior to the Expiration Time or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Tender Agent prior to the Expiration Time must, in each case, tender their Notes pursuant to the guaranteed delivery procedure set forth in Section 7, “Procedure for Tendering Notes” of the Offer to Purchase.

          The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth on the back cover page of this Letter of Transmittal. See Instruction 13 below.

          List in the box entitled “Description of Notes Tendered” on page 2 hereof certificate numbers and principal amounts of Notes being tendered at a price equal to $781.02 per $1,000 principal amount at maturity. In addition, holders will be entitled to receive and retain the cash interest payable on their Notes on February 2, 2007 in respect of any Notes held of record on January 15, 2007, the relevant record date.

          The CUSIP numbers for the Notes are 68371PAA0 and 68371PAB8.

          If the space provided below is inadequate, list the certificate numbers and principal amounts of the Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF NOTES TENDERED (See Instruction 4)

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number (Please fill in if blank)	NOTES TENDERED (Attach additional signed list, if necessary)

	Certificate Number(s)*	Principal Amount of Notes Represented	Principal Amount of Notes Tendered**

		$	$
		$	$
		$	$

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the entire aggregate principal amount at maturity represented by the Notes specified above is being tendered.

          The names and addresses of the holders should be printed exactly as they appear on the certificates representing Notes tendered hereby. The Notes and the principal amount of Notes represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

          HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE PER $1,000 PRINCIPAL AMOUNT AT MATURITY OF NOTES PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 22, 2007 UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE TENDER AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________________________________

Account Number with DTC: ___________________________________________________________________________

Transaction Code Number: _____________________________________________________________________________

☐	CHECK HERE IF NOTES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TENDER AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________________________________

Window Ticket No. (if any): ___________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ________________________________________________________

Name of Institution that Guaranteed Delivery: _____________________________________________________________

If delivery is by book-entry transfer, give the following information:

Account Number with DTC: ___________________________________________________________________________

Transaction Code Number: ____________________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Open Solutions the principal amount of the Notes indicated in the box entitled “Description of Notes Tendered” on page 2.

          Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Open Solutions, all right, title and interest in and to such Notes, (ii) waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and their consequences in respect of the Notes and the indenture under which the Notes were issued) and (iii) releases and discharges Open Solutions from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes, to participate in any redemption or defeasance of the Notes or to be entitled to any of the benefits under the Indenture. The undersigned hereby irrevocably constitutes and appoints the Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Tender Agent also acts as the agent of Open Solutions) with respect to such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Open Solutions;

•	present such Notes for transfer on the security register for the Notes; and

•

receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Tender Agent will have the rights to, or control over, funds from Open Solutions, except as agent of Open Solutions, for the Purchase Price for any Notes tendered pursuant to the Offer that are purchased by Open Solutions), all in accordance with the terms of the Offer.

          The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Tender Agent at any time prior to the Expiration Date, but not thereafter, provided, that if we have not accepted for payment the Notes you have tendered to us, you may also withdraw tendered Notes at any time after February 20, 2007. For a withdrawal of Notes tendered pursuant to the Offer to be effective, a written or facsimile transmission notice of withdrawal or a “Request Message” must be received by the Tender Agent prior to the Expiration Date or after February 20, 2007, if the Notes have not been accepted for payment, at its address set forth on the back cover of this Letter of Transmittal. Any such notice of withdrawal must:

•	specify the name of the person who tendered the Notes to be withdrawn;

•

contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such Notes; and

•

be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Trustee or DTC, as the case may be, register the transfer of Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such holder.

          The signature on the notice of withdrawal must be guaranteed by an Eligible Institution (as defined in Instruction 1) unless such Notes have been tendered for the account of an Eligible Institution. The Purchase Price shall not be payable in respect of Notes properly withdrawn unless such Notes are validly retendered, subject to the terms and conditions of the Offer.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by Open Solutions, Open Solutions will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or Open Solutions to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

          Tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by Open Solutions will constitute a binding agreement between the undersigned and Open Solutions upon the terms and subject to the conditions of the Offer.

          For purposes of the Offer, Open Solutions will be deemed to have accepted for payment validly tendered Notes if, as and when Open Solutions gives oral (confirmed in writing) or written notice thereof to the Tender Agent.

          Open Solutions’ obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Offer is subject to satisfaction of certain conditions set forth in Section 10 of the Offer to Purchase under the caption “Conditions to the Offer” which conditions Open Solutions may, in its sole discretion waive, subject to applicable law. Any Notes not accepted for payment will be returned, without expense, to the tendering holder (or, in the case of Notes tendered by book-entry transfer, those Notes will be credited to the account maintained at DTC from which those Notes were delivered) unless otherwise requested by such holder under “Special Delivery Instructions” below, promptly following the Expiration Date or termination of the Offer.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and survive, the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

          The delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Tender Agent until receipt by the Tender Agent of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Open Solutions or receipt of an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Open Solutions, in its sole discretion, which determination shall be final and binding.

          Under no circumstances will there be any further accretion of the principal amount of the Notes or interest on the purchase price because of any delay in the transmission of funds to the holders of purchased Notes or otherwise.

          Unless otherwise indicated under “Special Payment Instructions” below, please issue a check from the Tender Agent for the Purchase Price for any Notes tendered hereby (together with accrued and unpaid interest thereon to, but not including, the date of purchase) that are purchased, and/or return any certificates representing Notes not tendered or not accepted for purchase in the name(s) of the holder(s) appearing under “Description of Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price (together with accrued and unpaid interest thereon to, but not including, the date of purchase) and/or return any certificates representing Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under “Description of Notes Tendered.” In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price (together with accrued and unpaid interest thereon to, but not including, the date of purchase) and/or return any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the account maintained at DTC with any Notes not tendered or not accepted for purchase. The undersigned recognizes that Open Solutions does not have any obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the holder thereof if Open Solutions does not accept for purchase any of the Notes so tendered and that Open Solutions does not have any obligation pursuant to either the “Special Payment Instructions” or “Special Delivery Instructions” to make payments or deliver Notes pursuant thereto unless any and all taxes payable by virtue of such Instructions have been paid by the undersigned.

          The undersigned represents and warrants that:

•	such holder has a net long position in the Notes being tendered pursuant to the Offer within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; and

•	the tender of such Notes complies with Rule 14e-4

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders Regardless of Whether
Notes Are Being Physically Delivered Herewith, Unless an Agent’s Message
Is Delivered In Connection With a Book-Entry Transfer of Such Notes)

          This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Open Solutions of such person’s authority to so act. See Instruction 5 below.

X__________________________________________________________________________________________________________

X__________________________________________________________________________________________________________
(Signature(s) of Holder(s) or Authorized Signatory)

Dated: ________________________, 200___________

Name(s): __________________________________________________________________________________________________

___________________________________________________________________________________________________________
(Please Print)

Capacity: ___________________________________________________________________________________________________

Address: __________________________________________________________________________________________________

___________________________________________________________________________________________________________
(Including Zip Code)

Area Code and Telephone No.: __________________________________________________________________________________

Tax Identification or Social Security Number: ______________________________________________________________________

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instructions 1 and 5)

___________________________________________________________________________________________________________
(Name of Medallion Signature Guarantor Guaranteeing Signature)

___________________________________________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of Firm)

___________________________________________________________________________________________________________
(Authorized Signature)

___________________________________________________________________________________________________________
(Printed Name)

___________________________________________________________________________________________________________
(Title)

Date: ________________________, 200___________

SPACE BELOW FOR MEDALLION GUARANTORS ONLY:
PLACE MEDALLION GUARANTEE IN THIS SPACE

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5, 6 and 7)	(See Instructions 4, 5, 6 and 7)

          To be completed ONLY if certificate(s) for Notes not tendered or purchased and/or checks constituting payments for Notes purchased in connection with the Offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

          To be completed ONLY if certificate(s) for Notes in a principal amount not tendered or not accepted for purchase and/or checks constituting payments for Notes purchased in connection with the Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal or if Notes tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account or the book entry transfer facility other than that designated above.

Issue: ☐ check ☐ certificates to:	Mail: ☐ check ☐ certificates to:

Name: _______________________________________	Name: __________________________________________
(Please Print)	(Please Print)

Address: _____________________________________	Address: ________________________________________
(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security No.)	(Tax Identification or Social Security No.)
(See Substitute Form W-9)	(See Substitute Form W-9)

☐ Credit Notes delivered by book-entry transfer and not purchased to the account set forth below:

Account Number: _________________________________
________________________________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

          1.  Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if the Notes tendered are tendered and delivered:

•

by a registered holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•

for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”) or a commercial bank or trust company having an office or correspondent in the United States or another “Eligible Guarantor Institution” as defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an “Eligible Institution”).

If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”). Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes so registered. See Section 7, “Procedures for Tendering Notes,” in the Offer to Purchase.

          2.  Requirements of Tender. This Letter of Transmittal may be completed by holders of Notes if certificates representing such Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offer to Purchase under Section 7, “Procedures for Tendering Notes.” For a holder validly to tender Notes pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or a properly transmitted Agent’s Message, together with any signature guarantees and any other documents required by these Instructions, must be received by the Tender Agent at its address set forth herein on or prior to the Expiration Date and either (a) certificates representing such Notes must be received by the Tender Agent at its address or (b) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under Section 7, “Procedures for Tendering Notes” and a Book-Entry Confirmation must be received by the Tender Agent, in each case, on or prior to the Expiration Date.

          Shareholders wishing to tender Notes pursuant to the Offer who cannot deliver the certificates for their Notes to the Tender Agent prior to the Expiration Time or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Tender Agent prior to the Expiration Time must, in each case, tender their Notes pursuant to the guaranteed delivery procedure set forth in Section 7, “Procedure for Tendering Notes” of the Offer to Purchase.

          The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and acceptance of an Agent’s Message transmitted through ATOP, is at the sole option and risk of the tendering holder and the delivery will be deemed made only when actually received by the Tender Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Tender Agent.

          This Letter of Transmittal and the Notes should be sent only to the Tender Agent. Delivery of documents to Open Solutions, the Dealer Managers, the Information Agent or DTC does not constitute delivery to the Tender Agent.

          No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

          3.  Withdrawal of Tenders; Amendment and Extension. A holder of Notes may withdraw its tendered Notes at any time prior to the Expiration Date but not thereafter, except if Open Solutions has not yet accepted them for payment, after February 20, 2007, and until such Notes are accepted for payment. If Open Solutions terminates the Offer or does not purchase any Notes in the Offer, Open Solutions will instruct the Tender Agent to return such Notes, at Open Solutions’ expense, to the tendering holder (or, in the case of Notes tendered by book-entry transfer, those Notes will be credited to the account maintained at DTC from which those Notes were delivered) unless otherwise requested by such holder under “Special Delivery Instructions” below, promptly following the Expiration Date or termination of the Offer.

          If, for any reason whatsoever, acceptance for payment of, or payment for, any Notes tendered pursuant to the Offer is delayed (whether before or after Open Solutions’ acceptance for payment of Notes) or Open Solutions is unable to accept for payment or pay for the Notes tendered pursuant to the Offer, Open Solutions may (without prejudice to its rights set forth in the Offer to Purchase) instruct the Tender Agent to retain tendered Notes, and such Notes may not be withdrawn except in accordance with Section 8, “Withdrawal of Tenders,” in the Offer to Purchase (subject to Rule 14e-1(c) under the Exchange Act, which requires that the offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

          For a withdrawal of Notes tendered pursuant to the Offer to be effective, a written or facsimile transmission notice of withdrawal or a “Request Message” must be received by the Tender Agent prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must:

•	specify the name of the person who tendered the Notes to be withdrawn;

•

contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such Notes; and

•

be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Trustee or DTC, as the case may be, register the transfer of Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such holder.

The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Notes have been tendered for the account of an Eligible Institution.

          In lieu of submitting a written or facsimile transmission notice of withdrawal, DTC participants may electronically transmit a request for withdrawal to DTC. DTC will then edit the request and send a Request Message to the Tender Agent. The term “Request Message” means a message transmitted by DTC and received by the Tender Agent, which states that DTC has received a request for withdrawal from a DTC participant and identifies the Notes to which such request relates. If the Notes to be withdrawn have been delivered or otherwise identified to the Tender Agent, a signed timely and properly completed and presented notice of withdrawal or a Request Message is effective immediately upon receipt thereof, even if physical release is not yet effected.

          Any permitted withdrawal of tendered Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered. However, properly withdrawn Notes may be re-tendered, by again following one of the procedures described in Section 7, “Procedures for Tendering Notes,” in the Offer to Purchase, at any time on or prior to the Expiration Date.

          If a holder tenders its Notes in the Offer, such holder may convert its Notes into shares of Open Solutions’ common stock only if such holder withdraws its Notes prior to the time on which such holder’s right to withdraw has expired. The current conversion rate of the Note is 18.3875 shares of common stock for every $1,000 principal amount at maturity. The conversion rate is equivalent to a current conversion price, based on the accreted value of the Notes, of approximately $29.02 per share. The consummation of the proposed Merger would constitute a change of control under the Indenture and as a result of the change of control holders will be entitled to a make whole premium by increase in the conversion rate for such Notes which, assuming an effective date of the Merger of January 23, 2007, would result in a conversion rate of 20.5532 share of common stock for every $1,000 principal amount at maturity of the Notes, for the period from ten days prior to the anticipated effective date of the Merger until the change in control purchase date relating to the Merger. The Notes will become convertible into the right to receive the consideration to be paid to holders of common stock in the Merger, i.e. $38.00 per share of common stock.

          Any Notes that have been tendered pursuant to the Offer but that are not purchased will be returned promptly following the earlier to occur of the Expiration Date or the date on which the Offer is terminated without any Notes being purchased there under.

          All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Open Solutions, in Open Solutions’ sole discretion (whose determination shall be final and binding). None of Open Solutions, the Dealer Manager, the Information Agent, the Tender Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or Request Message, or incur any liability for failure to give any such notification.

          If Open Solutions makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, Open Solutions will disseminate additional materials relating to the Offer and extend the Offer to the extent required by law. In addition, Open Solutions may, if it deems appropriate, extend the Offer for any other reason. In addition, if the consideration to be paid in the Offer is increased or decreased or the principal amount of Notes subject to the Offer is decreased, the Offer will remain open at least 10 business days from the date Open Solutions first gives notice of such decrease to holders of Notes subject to the Offer, by press release or otherwise.

          4.  Partial Tenders. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the appropriate column of the box entitled “Description of Notes Tendered” herein. The entire principal amount represented by the certificates for all Notes delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6) promptly after the Notes are accepted for purchase.

          5.  Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

          If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

          If this Letter of Transmittal is signed by the registered holder, the certificates for any principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Letter of

Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

          If this Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to Open Solutions of their authority to so act must be submitted with this Letter of Transmittal.

          6.  Special Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to, and checks constituting payments for Notes to, the registered holder of the Notes tendered. For holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above. The undersigned recognizes that Open Solutions does not have any obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the holder thereof if Open Solutions does not accept for purchase any of the Notes so tendered and that Open Solutions does not have any obligation pursuant to either the Special Payment Instructions or Special Delivery Instructions to make payments or deliver Notes pursuant thereto unless any and all taxes payable by virtue of such Instructions have been paid by the undersigned.

          7.  Backup Withholding; Substitute Form W-9; Form W-8. Each tendering holder that is not a foreign person is required to provide the Tender Agent with the holder’s correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employer identification number, on the Substitute Form W-9, which is provided under “Important Tax Information” below or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and to applicable federal income tax backup withholding (currently at a 28% rate) on the payment made to the holder or other payee with respect to Notes purchased pursuant to the Offer. “Applied For” may be written in Part I if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is written in Part I and the Tender Agent is not provided with a TIN, the Tender Agent will withhold the applicable backup withholding amount from all such payments with respect to the Notes to be purchased until a TIN is provided to the Tender Agent. In any case, 60 days after the Payment Date the Tender Agent will remit the withheld amount to the Internal Revenue Service (“IRS”). Each tendering holder that is a foreign person, including entities, must submit an appropriate properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (“Form W-8”) certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding. An appropriate form W-8 can be obtained from the Information Agent or from the IRS electronically by means of its home page on the Internet at “www.irs.gov.”

          8.  Transfer Taxes. Open Solutions will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered holder of Notes tendered hereby pursuant to special instructions. See Instruction 6. Except as provided in this Instruction 8, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

          9.  Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tendered Notes pursuant to any of the procedures described above and the form and validity (including time of receipt of notices of withdrawal) of all related documents will be determined by Open Solutions, in Open Solutions’ sole discretion, which determination shall be final and binding. Open Solutions reserves the absolute right to reject any or all tenders of any Notes determined by it not to be in proper form or if the acceptance of or payment for such Notes may, in the opinion of Open Solutions’ counsel, be unlawful. Open Solutions also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender with respect to Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Open Solutions’ interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the Instructions thereto) will be final and binding. None of Open Solutions, the Dealer Manager, the Information Agent, the Tender Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

          10.  Waiver of Conditions. Open Solutions expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time. If Open Solutions chooses to waive one of the conditions to the Offer discussed in Section 10, “Conditions to the Offer,” in the Offer to Purchase with respect to one holder of Notes, Open Solutions will waive that same condition to the Offer for all holders of Notes.

          11.  Mutilated, Lost, Stolen, or Destroyed Certificates for Notes. If a holder desires to tender Notes, but the certificates evidencing such Notes have been mutilated, lost, stolen or destroyed, such holder should contact U.S. Bank National Association, Corporate Trust Services at 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Specialized Finance, by telephone at (800) 934-6802 or by facsimile at (651) 494-8158 to receive information about the procedures for obtaining replacement certificates for Notes.

          12.  Guaranteed Delivery. If a holder desires to tender Notes pursuant to the Offer and:

•	certificates representing that holder’s Notes are not immediately available;

•	time will not permit the holder’s Letter of Transmittal, certificates representing Notes and all other required documents to reach the Tender Agent on or prior to the Expiration Date; or

•	the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed on or prior to the Expiration Date,

the holder may nevertheless tender Notes with the effect that the tender will be deemed to have been received on or prior to the Expiration Date if all of the following conditions are satisfied:

•	the tender is made by or through an Eligible Institution;

•

prior to the Expiration Date, the Tender Agent has received from such Eligible Institution, at the address of the Tender Agent set forth on the front cover of this Letter of Transmittal, a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) substantially in the form provided by us, setting forth the name(s) and address(es) of the holder(s) and the principal amount at maturity of Notes being tendered, and stating that the tender is being made thereby and guaranteeing that, within three business days after the date of the Notice of Guaranteed Delivery, a properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message) and certificates evidencing the Notes (or confirmation of book-entry transfer of such Notes into the Tender Agent ‘s account with DTC), and any other documents required by the Letter of Transmittal and the Instructions thereto, will be deposited by such Eligible Institution with the Tender Agent; and

•

the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Notes into the Tender Agent’s account at DTC as described above), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent’s Message, are received by the Tender Agent within three business days after the date of execution of the Notice of Guaranteed Delivery.

          13.  Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from the Information Agent, whose address and telephone numbers appear on the last page of this Letter of Transmittal.

IMPORTANT TAX INFORMATION

          Under U.S. federal income tax laws, a holder whose tendered Notes are accepted for payment is required to provide the Tender Agent (as payor) with such holder’s correct TIN on Substitute Form W-9 below and to certify that the TIN provided on Substitute Form W-9 is correct (or that such holder is waiting for a TIN to be issued) or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Tender Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service (“IRS”), and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding (currently at a 28% rate). Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

          Certain holders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding requirements. Exempt holders should enter their name, address, status and TIN, check the “Exempt From Backup Withholding” box on the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Tender Agent. A foreign person (a holder that is not a U.S. person nor a resident U.S. alien) may qualify as an exempt recipient by submitting to the Tender Agent an appropriate, properly completed Internal Revenue Service Form W-8 signed under penalties of perjury, certifying to that holder’s foreign status. An appropriate Form W-8 can be obtained from the Information Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

          If backup withholding applies, the Tender Agent is required to withhold 28% of the gross amount of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is furnished to the IRS. The Tender Agent cannot refund amounts withheld by reason of backup withholding.

Purpose of Substitute Form W-9

          To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the holder (other than an exempt or foreign holder subject to the requirements set forth above) is required to provide the Tender Agent with the holder’s correct TIN by completing the Substitute Form W-9 herein, certifying that (i) the TIN provided is correct (or that such holder is awaiting a TIN) and that (ii) the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified the holder that the holder is no longer subject to backup withholding; and (iii) the holder is a U.S. Person (including a resident alien).

What Number to Give the Tender Agent

          The holder (other than an exempt or foreign holder subject to the requirements set forth above) is required to give the Tender Agent the TIN (i.e., social security number, individual taxpayer identification number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder may return a properly completed, signed Substitute Form W-9 with “Applied For” written in Part I. If “Applied For” is written in Part I, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If “Applied For” is written in Part I and the Tender Agent is not provided with a TIN within 60 days, backup withholding will begin and continue until the holder furnishes its TIN to the Tender Agent. Tendering holders should consult the “U.S. Federal Income Tax Considerations” of the Offer to Purchase.

PAYER’S NAME: D.F. KING & CO., INC.
To be completed by all holders of Notes other than foreign holders
(See Instruction 7 and attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”)

Name: _____________________________________________________________
Business name, if different than above: ___________________________________
Address (number, street, and apt. or suite no.): _____________________________
City, State, and Zip Code: _____________________________________________
Status (Individual, Corporation, Partnership, Other): _________________________

SUBSTITUTE	☐ Exempt From Backup Withholding
Form W-9
Department of the Treasury	Part I —
Internal Revenue Service
Please provide the Taxpayer Identification Number (TIN) of the person submitting this Letter of Transmittal in the box at right and certify by signing and dating below
Payer’s Request for
Taxpayer Identification Number
(TIN)
Social Security Number
OR
Employee Identification Number ____________________________
(If awaiting TIN, write “Applied For”)

Part II Certification — Under penalties of perjury, the undersigned hereby certifies the following:
(1)	The Taxpayer Identification Number shown in Part I above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)

I am not subject to backup withholding because (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).

Note:  You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

SIGNATURE:__________________________________________________ DATE:________________________________

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service as backup withholding until I provide a taxpayer identification number.

Signature ____________________________________________________ Date_______________________________

          Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to the Information Agent at the address and telephone numbers listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (800) 431-9642

The Dealer Manager for the Offer is:

Wachovia Securities
One Wachovia Center
301 South College Street, 6th Floor
Charlotte, North Carolina 28288
Attention: Liability Management Group

Collect: (704) 715-8341

Toll Free: (866) 309-6316